ex13
                                   EX-99.B.13

              SCHEDULE FOR COMPUTATION OF TOTAL RETURN CALCULATIONS

TOTAL RETURN CALCUALTION (STANDARDIZED)

The standardized rate represents fund performance for the most recent 1-year, 5-year and 10-year periods. The "1-year rate" represents fund performance for the period January 1, 1997 through December 31, 1997; the "5-year rate" is for the period January 1, 1993 through December 31, 1997; the "10-year rate" is for the period January 1, 1988 through December 31, 1997. "Since inception" figures assume the redemption on December 31, 1997 of values attributable to a $1,000 payment made on the date contributions were first received in the fund under the separate account.

The formula used in the computation of the total return calculation is as follows:

              Formula
                    P(1 + T) (n) = ERV

                    P        =      a hypothetical initial payment of $1,000
                    T        =      average annual total return
                    n        =      number of years
                    ERV      =      ending redeemable value at the end of 1,
                                    5, or 10 year periods (or a fractional
                                    portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods

The total returns reflect the deduction of all recurring charges during each period (e.g., mortality and expense risk charges, maintenance fees, administrative charges (if applicable) and deferred sales charges).

TOTAL RETURN CALCULATION (NON-STANDARDIZED)

The non-standardized rate represents fund performance for the most recent 1-year, 3-year, 5-year and 10-year periods. The "1-year rate" represents fund performance for the period January 1, 1997 through December 31, 1997; the "3-year rate" is for the period January 1, 1995 through December 31, 1997; the "5-year rate" is for the period January 1, 1993 through December 31, 1997; and the "10-year rate" is for the period January 1, 1988 through December 31, 1997.

The non-standardized figures will be calculated in a manner similar to the one discussed above for the standardized figures, except that non-standardized figures will not reflect the deduction of any applicable deferred sales charge (which would decrease the level of performance shown if reflected in these calculations), and the "since inception" figures assume the redemption on December 31, 1997 of values attributable to a $1,000 payment made on the inception dates of the funds.

For an illustration of the Computation of the Total Return Quotations, both Standardized and Non-Standardized, see attached.

------------------------------------------------------------------------------------------------------------
                                                  Maintenance                                      One Year
           Fund Name                                  Fee       As of Date       As of AUV        as of Date
------------------------------------------------------------------------------------------------------------
Federated American Leaders Fund II                     30       12/31/97         17.796478        12/31/96
------------------------------------------------------------------------------------------------------------
Federated Equity Income Fund II                        30       12/31/97         12.305409        01/31/97
------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II       30       12/31/97         11.572356        12/31/96
------------------------------------------------------------------------------------------------------------
Federated Growth Strategies Fund II                    30       12/31/97         15.777259        12/31/96
------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                     30       12/31/97         13.378532        12/31/96
------------------------------------------------------------------------------------------------------------
Federated International Equity Fund II                 30       12/31/97         11.857639        12/31/96
------------------------------------------------------------------------------------------------------------
Federated Prime Money Fund II                          30       12/31/97         10.87733         12/31/96
------------------------------------------------------------------------------------------------------------
Federated Utility Fund II                              30       12/31/97         15.434458        12/31/96
------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
     One Year               One Year    Five Year      Five Year  Five Year      Ten Year       Ten Year   Ten Year
    as of AUV                w/ DSC     as of Date     as of AUV   w/ DSC       as of Date      as of AUV   w/ DSC
--------------------------------------------------------------------------------------------------------------------
    13.638736                22.63%      10/31/95                               10/31/95
--------------------------------------------------------------------------------------------------------------------
                                         01/31/97                               01/31/97
--------------------------------------------------------------------------------------------------------------------
    10.809372                 0.61%      07/31/95                               07/31/95
--------------------------------------------------------------------------------------------------------------------
    12.596299                17.72%      11/30/95                               11/30/95
--------------------------------------------------------------------------------------------------------------------
    11.919773                 5.48%      07/31/95                               07/31/95
--------------------------------------------------------------------------------------------------------------------
    10.924363                 2.01%      07/31/95                               07/31/95
--------------------------------------------------------------------------------------------------------------------
    10.513173                (2.77%)     07/31/95                               07/31/95
--------------------------------------------------------------------------------------------------------------------
    12.361127                17.35%      06/30/95                               06/30/95
--------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                            Separate
 Inception        Inception      Inception   Account                 One Year         Three Year          Five Year      Ten Year
    Date              AUV         w/ DSC     Charge    Free Out        DSC               DSC                DSC            DSC
------------------------------------------------------------------------------------------------------------------------------------
  10/31/95        10.791125       24.61%      140        0.15         6.00%             4.00%              2.00%          0.00%
------------------------------------------------------------------------------------------------------------------------------------
  01/31/97        10.558191        8.37%      140        0.15         6.00%             4.00%              2.00%          0.00%
------------------------------------------------------------------------------------------------------------------------------------
  07/31/95        10.032058        4.47%      140        0.15         6.00%             4.00%              2.00%          0.00%
------------------------------------------------------------------------------------------------------------------------------------
  11/30/95        10.288488       21.25%      140        0.15         6.00%             4.00%              2.00%          0.00%
------------------------------------------------------------------------------------------------------------------------------------
  07/31/95        10.052703       11.11%      140        0.15         6.00%             4.00%              2.00%          0.00%
------------------------------------------------------------------------------------------------------------------------------------
  07/31/95        10.020404        5.63%      140        0.15         6.00%             4.00%              2.00%          0.00%
------------------------------------------------------------------------------------------------------------------------------------
  07/31/95        10.025237        1.74%      140        0.15         6.00%             4.00%              2.00%          0.00%
------------------------------------------------------------------------------------------------------------------------------------
  06/30/95         9.978569       17.82%      140        0.15         6.00%             4.00%              2.00%          0.00%
------------------------------------------------------------------------------------------------------------------------------------




--------------
  Inception
     DSC
--------------
    5.00%
--------------
    7.00%
--------------
    5.00%
--------------
    5.00%
--------------
    5.00%
--------------
    5.00%
--------------
    5.00%
--------------
    5.00%
--------------

----------------------------------------------------------------------------------------------------------------
                                                  Maintenance                                         One Year
               Fund Name                             Fee            As of Date      As of AUV        as of Date
----------------------------------------------------------------------------------------------------------------
Federated American Leaders Fund II                    30             12/31/97       17.796478        12/31/96
----------------------------------------------------------------------------------------------------------------
Federated Equity Income Fund II                       30             12/31/97       12.305409        01/02/97
----------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II      30             12/31/97       11.572356        12/31/96
----------------------------------------------------------------------------------------------------------------
Federated Growth Strategies Fund II                   30             12/31/97       15.777259        12/31/96
----------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                    30             12/31/97       13.378532        12/31/96
----------------------------------------------------------------------------------------------------------------
Federated International Equity Fund II                30             12/31/97       11.857639        12/31/96
----------------------------------------------------------------------------------------------------------------
Federated Prime Money Fund II                         30             12/31/97       10.87733         12/31/96
----------------------------------------------------------------------------------------------------------------
Federated Utility Fund II                             30             12/31/97       15.434458        12/31/96
----------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------
  One Year          One Year   Three Year       Three Year    Three Year  Five Year      Five Year    Five Year
 as of AUV         w/out DSC   as of Date       as of AUV     w/out DSC   as of Date     as of AUV    w/out DSC
----------------------------------------------------------------------------------------------------------------
 13.638736          30.46%      12/30/94        8.629118       27.27%      02/10/94
----------------------------------------------------------------------------------------------------------------
                                01/02/97                                   01/02/97
----------------------------------------------------------------------------------------------------------------
 10.809372           7.04%      12/30/94        9.80992         5.64%      03/28/94
----------------------------------------------------------------------------------------------------------------
 12.596299          25.23%                                                 10/02/95
----------------------------------------------------------------------------------------------------------------
 11.919773          12.22%      12/30/94        8.909146       14.49%      03/01/94
----------------------------------------------------------------------------------------------------------------
 10.924363           8.52%                                                 05/07/95
----------------------------------------------------------------------------------------------------------------
 10.513173           3.44%      12/30/94        9.814137        3.47%      11/17/94
----------------------------------------------------------------------------------------------------------------
 12.361127          24.84%      12/30/94        9.176798       18.90%      02/10/94
----------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------
                                                                            Separate
  Ten Year      Ten Year   Ten Year  Inception     Inception   Inception     Account
 as of Date    as of AUV  w/out DSC     Date         AUV       w/out DSC     Charge    Free Out
------------------------------------------------------------------------------------------------
 02/10/94                             02/10/94     8.798073     19.84%        140        0.15
------------------------------------------------------------------------------------------------
 01/02/97                             01/02/97    10            23.03%        140        0.15
------------------------------------------------------------------------------------------------
 03/28/94                             03/28/94     9.662487      4.89%        140        0.15
------------------------------------------------------------------------------------------------
 10/02/95                             10/02/95    10.011456     22.42%        140        0.15
------------------------------------------------------------------------------------------------
 03/01/94                             03/01/94     9.352703      9.76%        140        0.15
------------------------------------------------------------------------------------------------
 05/07/95                             05/07/95     9.975852      6.71%        140        0.15
------------------------------------------------------------------------------------------------
 11/17/94                             11/17/94     9.781433      3.44%        140        0.15
------------------------------------------------------------------------------------------------
 02/10/94                             02/10/94     9.613932     12.93%        140        0.15
------------------------------------------------------------------------------------------------